UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report September 28, 2006
             (Date of earliest event reported): (September 25 2006)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)


            Delaware                  000-16299             13-3054685
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  (State or other jurisdiction       (Commission         (I.R.S. Employer
        of incorporation)           File Number)        Identification No.)


     700 Airport Blvd. Suite 300, Burlingame, CA            94010
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      (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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



Item 1.01         Entry into a Material Definitive Agreement.

                  On September 25, 2006, the Company entered into a Separation Agreement with Mr. Girish Mundada, the Company's former vice president, engineering (the "Agreement"). Under the Agreement (i) Mr. Mundada and the Company entered into a mutual general release of all claims, known and unknown,
(ii) stock options covering an aggregate of 410,000 shares of Company common stock were extended to and exercisable until, and terminating after, June 8, 2008, (iii) restrictions were placed on Mr. Mundada's ability to sell stock purchased under the stock options, and (iv) stock options covering an aggregate of 210,000 shares of Company common stock granted to Mr. Mundada were cancelled.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ANTs software inc.

Date:    September 28, 2006       By: /s/ Kenneth Ruotolo
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                                  Kenneth Ruotolo, Chief Financial Officer